SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Fidelity Rutland Square Trust II

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total Fee Paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

STRATEGIC ADVISERS® CORE FUND

STRATEGIC ADVISERS® CORE INCOME FUND

STRATEGIC ADVISERS® EMERGING MARKETS FUND

STRATEGIC ADVISERS® FIDELITY® CORE INCOME FUND

STRATEGIC ADVISERS® FIDELITY® EMERGING MARKETS FUND

STRATEGIC ADVISERS® FIDELITY® INTERNATIONAL FUND

STRATEGIC ADVISERS® FIDELITY® U.S. TOTAL STOCK FUND

STRATEGIC ADVISERS® GROWTH FUND

STRATEGIC ADVISERS® INCOME OPPORTUNITIES FUND

STRATEGIC ADVISERS® INTERNATIONAL FUND

STRATEGIC ADVISERS® SHORT DURATION FUND

STRATEGIC ADVISERS® SMALL-MID CAP FUND

STRATEGIC ADVISERS® TAX-SENSITIVE SHORT DURATION FUND

STRATEGIC ADVISERS® VALUE FUND

SERIES OF

FIDELITY RUTLAND SQUARE TRUST II

245 Summer Street

Boston, Massachusetts 02210

1-800-544-3455

ADDITIONAL INFORMATION REGARDING SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON NOVEMBER 2, 2020

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of Strategic Advisers® Core Fund, Strategic Advisers® Core Income Fund, Strategic Advisers® Emerging Markets Fund, Strategic Advisers® Fidelity® Core Income Fund, Strategic Advisers® Fidelity® Emerging Markets Fund, Strategic Advisers® Fidelity® International Fund, Strategic Advisers® Fidelity® U.S. Total Stock Fund, Strategic Advisers® Growth Fund, Strategic Advisers® Income Opportunities Fund, Strategic Advisers® International Fund, Strategic Advisers® Short Duration Fund, Strategic Advisers® Small-Mid Cap Fund, Strategic Advisers® Tax-Sensitive Short Duration Fund, and Strategic Advisers® Value Fund (each, a “fund”, collectively, the “funds”), dated September 8, 2020, furnished to shareholders of each fund in connection with the solicitation of proxies by the Board of Trustees of each fund for use at the funds’ Special Meeting of Shareholders (the “Meeting”) to be held on Monday, November 2, 2020. This notice is being filed with the Securities and Exchange Commission to provide notice of a change of location of the Meeting and is being made available to shareholders on or about October 15, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE

PROSPECTUS/PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 2, 2020

To the shareholders of Strategic Advisers® Core Fund, Strategic Advisers® Core Income Fund, Strategic Advisers® Emerging Markets Fund, Strategic Advisers® Fidelity® Core Income Fund, Strategic Advisers® Fidelity® Emerging Markets Fund, Strategic Advisers® Fidelity® International Fund, Strategic Advisers® Fidelity® U.S. Total Stock Fund, Strategic Advisers® Growth Fund, Strategic Advisers® Income Opportunities Fund, Strategic Advisers® International Fund, Strategic Advisers® Short Duration Fund, Strategic Advisers® Small-Mid Cap Fund, Strategic Advisers® Tax-Sensitive Short Duration Fund, and Strategic Advisers® Value Fund (each, a “fund”, collectively, the “funds”):

Due to the public health impact of the coronavirus (“COVID-19”) pandemic and to support the health and well-being of our shareholders, NOTICE IS HEREBY GIVEN that the location of the Special Meeting of Shareholders (the “Meeting”) of the funds has been changed. As previously announced, the Meeting will be held on Monday, November 2, 2020 at 8:00 a.m. Eastern Time. In light of public health concerns regarding COVID-19 and current restrictions from the Governor of The Commonwealth of Massachusetts on gatherings, the Meeting will be held in a virtual meeting format only. The Meeting will be accessible solely by means of remote audio communication. You will not be able to attend the meeting in person.

As described in the proxy materials for the Meeting previously distributed, the Board of Trustees of the funds has fixed the close of business on September 8, 2020 as the record date for the determination of shareholders of each fund entitled to notice of and to vote at the Meeting or any postponement or adjournment thereof. To attend the Meeting, you must first register at https://viewproxy.com/FIDELITYRUTLANDSQUARETRUSTII/broadridgevsm. You will be required to enter your name, an email address and the control number found on your proxy card, voting instruction form or notice you previously received. If you have lost or misplaced your control number, please call Fidelity at 1-800-544-3455 to verify your identity and obtain your control number. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on Friday, October 30, 2020. Once your registration is approved, you will receive an email confirming your registration with an event link and optional dial-in information to attend the Meeting. A separate email will follow containing a password to enter at the event link in order to access the Meeting. You may vote during the Meeting at www.proxyvote.com/proxy. You will need your control number to vote.

Questions from shareholders to be considered at the Meeting must be submitted to Broadridge on the registration page in the link provided above no later than 12:00 p.m. Eastern Time on Thursday, October 29, 2020.

Whether or not you plan to attend the Meeting through means of remote audio communications, we urge you to authorize a proxy to vote your shares in advance of the Meeting by one of the methods described in the proxy materials for the Meeting. The Proxy Statement is available on the Internet at www.proxyvote.com/proxy. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Meeting.

By Order of the Board of Trustees

Christina H. Lee
Secretary
October 15, 2020

STRATEGIC ADVISERS® CORE FUND

STRATEGIC ADVISERS® GROWTH FUND

STRATEGIC ADVISERS® VALUE FUND

SERIES OF

FIDELITY RUTLAND SQUARE TRUST II

245 Summer Street

Boston, Massachusetts 02210

1-800-544-3455

ADDITIONAL INFORMATION REGARDING SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON NOVEMBER 2, 2020

The following Notice of Change of Location relates to the combined proxy statement and prospectus (the “Proxy Statement”) of Strategic Advisers® Core Fund, Strategic Advisers® Growth Fund, and the Strategic Advisers® Value Fund (each, a “fund”, collectively, the “funds”), dated September 8, 2020, furnished to shareholders of each fund in connection with the solicitation of proxies by the Board of Trustees of each fund for use at the funds’ Special Meeting of Shareholders (the “Meeting”) to be held on Monday, November 2, 2020. This notice is being filed with the Securities and Exchange Commission to provide notice of a change of location of the Meeting and is being made available to shareholders on or about October 15, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE

PROSPECTUS/PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 2, 2020

To the shareholders of Strategic Advisers® Core Fund, Strategic Advisers® Growth Fund, and the Strategic Advisers® Value Fund (each, a “fund”, collectively, the “funds”):

Due to the public health impact of the coronavirus (“COVID-19”) pandemic and to support the health and well-being of our shareholders, NOTICE IS HEREBY GIVEN that the location of the Special Meeting of Shareholders (the “Meeting”) of the funds has been changed. As previously announced, the Meeting will be held on Monday, November 2, 2020 at 8:00 a.m. Eastern Time. In light of public health concerns regarding COVID-19 and current restrictions from the Governor of The Commonwealth of Massachusetts on gatherings, the Meeting will be held in a virtual meeting format only. The Meeting will be accessible solely by means of remote audio communication. You will not be able to attend the meeting in person.

As described in the proxy materials for the Meeting previously distributed, the Board of Trustees of the funds has fixed the close of business on September 8, 2020 as the record date for the determination of shareholders of each fund entitled to notice of and to vote at the Meeting or any postponement or adjournment thereof. To attend the Meeting, you must first register at https://viewproxy.com/FIDELITYRUTLANDSQUARETRUSTII/ broadridgevsm. You will be required to enter your name, an email address and the control number found on your proxy card, voting instruction form or notice you previously received. If you have lost or misplaced your control number, please call Fidelity at 1-800-544-3455 to verify your identity and obtain your control number. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on Friday, October 30, 2020. Once your registration is approved, you will receive an email confirming your registration with an event link and optional dial-in information to attend the Meeting. A separate email will follow containing a password to enter at the event link in order to access the Meeting. You may vote during the Meeting at www.proxyvote.com/proxy. You will need your control number to vote.

Questions from shareholders to be considered at the Meeting must be submitted to Broadridge on the registration page in the link provided above no later than 12:00 p.m. Eastern Time on Thursday, October 29, 2020.

Whether or not you plan to attend the Meeting through means of remote audio communications, we urge you to authorize a proxy to vote your shares in advance of the Meeting by one of the methods described in the proxy materials for the Meeting. The Proxy Statement is available on the Internet at www.proxyvote.com/proxy. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Meeting.

By Order of the Board of Trustees

Christina H. Lee
Secretary
October 15, 2020